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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report:   August 21, 1998


                          STERLING LENDING CORPORATION


        State of Incorporation:                    South Carolina
        Commission File Number:                    333-39339-03
        IRS Employer Identification No.            571042033


        Address of principal executive offices:    5925 Phelan Boulevard
                                                   Beaumont, Texas 77006


        Registrant's telephone number:             (409) 866-2266


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Item No. 1:    FNSC Mortgage Corporation, a Texas corporation ("FNSC")
               purchased all of the shares of common stock, without par value, of Sterling Lending Corporation, a South Carolina corporation ("Company"), and any rights to acquire Shares, pursuant to a Stock Purchase Agreement effective August 21, 1998. Sterling Lending Insurance Agency, Inc. is a wholly-owned subsidiary of the Company. The shares were all previously owned by HomeGold Financial, Inc., a South Carolina corporation. The purchase price was paid partially in cash and partially with a subordinated promissory note secured by certain assets of the Company and its subsidiary.

Pursuant to the requirements of the Securities Exchange Act of 1934, Sterling Lending Agency, has caused this report to be signed on its behalf by the undersigned duly authorized person.

                                   STERLING LENDING CORPORATION



                                        By: /s/ Mark R. Hyland
                                           --------------------------------
                                        Name: Mark R. Hyland
                                        Title: Executive Vice-President

Date: September 8, 1998